[Logo tactech]
                         TRANSITION ANALYSIS COMPONENT
                                TECHNOLOGY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[NUMBER LOGO]                                               [SHARES LOGO]

COMMON STOCK                                            CUSIP 89368Y 10 4

                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

This Certifies that



is the owner of

                              CERTIFICATE OF STOCK

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                                COMMON STOCK OF

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and of any amendments thereto [copies of which are on file at the office of the Transfer Agent], to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                                            AUTHORIZED SIGNATURE

/s/ Deborah J. Schrader                    /s/ Robert E. Schrader

              SECRETARY                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 [Logo of Seal]
                                   CORPORATE
                                      SEAL
                                      1987
                                    DELAWARE
                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
                               [End Logo of Seal]

COUNTERSIGNED AND REGISTERED:
                    THE BANK OF NEW YORK
                                             TRANSFER AGENT
                                              AND REGISTRAR
BY

(c) SECURITY-COMMISSION  UNITED STATES BANKNOTE COMPANY 1950

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
   TEN COM--as tenants in common      UNIF GIFT MIN ACT--.......Custodian.......
   TEN ENT--as tenants by the entireties                 (Cust)          (Minor)
   JT TEN --as joint tenants with right of         under Uniform Gifts to Minors
              survivorship and not as tenants      Act.......
              in common                               (State)
    Additional abbreviations may also be used though not in the above list.

For value received,                hereby sell, assign and transfer unto
                   ---------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                         -------------------------------------------------------
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A6-18.